Exhibit 99.1

PRESS RELEASE

FTAI Aviation Ltd. Reports Fourth Quarter 2022 Results, Declares Dividend of $0.30 per Ordinary Share

NEW YORK, February 23, 2023 (GLOBE NEWSWIRE) – FTAI Aviation Ltd. (NASDAQ: FTAI) (the “Company” or “FTAI”) today reported financial results for the fourth quarter and full year 2022. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q4’22
Net Income Attributable to Shareholders	$20,010
Basic Earnings per Ordinary Share for Continuing Operations	$0.20
Diluted Earnings per Ordinary Share for Continuing Operations	$0.20
Adjusted EBITDA(1)	$123,539

(1)  For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.

Fourth Quarter 2022 Dividends

On February 23, 2023, the Company’s Board of Directors (the “Board”) declared a cash dividend on its ordinary shares of $0.30 per share for the quarter ended December 31, 2022, payable on March 22, 2023 to the holders of record on March 10, 2023.

Additionally, on February 23, 2023, the Board declared cash dividends on its Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares (“Series A Preferred Shares”), Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares (“Series B Preferred Shares”) and Fixed-Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares (“Series C Preferred Shares”) of $0.51563, $0.50000 and $0.51563 per share, respectively, for the quarter ended December 31, 2022, payable on March 15, 2023 to the holders of record on March 7, 2023.

Business Highlights

FTAI purchased $298mm of assets in Q4 comprised of 16 aircraft and 19 engines. In addition, FTAI sold non-core aviation assets, comprised of 8 aircraft/airframes and 18 engines, generating net proceeds of $123mm.

“With green time severely depleted and the supply chain unable to service engines on a timely basis, airlines are struggling to find power,” said Joe Adams, FTAI’s CEO.

“New aircraft delivery delays are driving airlines to extend the lives of their 737NG and A320ceo fleets, which further increases CFM56 flight hours.”

“With airlines experiencing record high CASM (cost per available seat mile), maintenance cost-saving products and practices are in high demand. We believe our suite of propriety products is allowing us to add and retain customers across the entire ecosystem of users, owners, and maintenance providers.”

Additional Information

For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Center section of the Company’s website, www.ir.ftaiaviation.com, and the Company’s Annual Report on Form 10-K, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.

Conference Call

The Company will host a conference call on Friday, February 24, 2023 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link https://register.vevent.com/register/BI68b0c783afb44b589fdfbb0fe47182a5. Once registered, participants will receive a dial-in and unique pin to access the call.

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.ftaiaviation.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.

A replay of the conference call will be available after 11:30 A.M. on Friday, February 24, 2023 through 11:30 A.M. on Friday, March 3, 2023 on https://ir.ftaiaviation.com/news-events/presentations.

The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.

About FTAI Aviation Ltd.

FTAI owns and maintains commercial jet engines with a focus on CFM56 engines. FTAI’s propriety portfolio of products, including The Module Factory and a JV to manufacture engine PMA, enables it to provide cost savings and flexibility to our airline, lessor, and MRO customer base. Additionally, FTAI owns and leases jet aircraft which often facilitates the acquisition of engines at attractive prices. FTAI invests in aviation assets and aerospace products that generate strong and stable cash flows with the potential for earnings growth and asset appreciation.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.ftaiaviation.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact:

Alan Andreini
Investor Relations
FTAI Aviation Ltd.
(646) 734-9414
aandreini@fortress.com

Exhibit - Financial Statements
FTAI AVIATION LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)
	Three Months Ended December 31		Year Ended December 31,
	2022	2021	2022	2021
Revenues	$274,291	$98,231	$708,411	$335,583

Expenses
Cost of sales	128,246	5,731	248,385	14,308
Operating expenses	24,067	25,424	132,264	59,615
General and administrative	2,343	3,831	14,164	13,448
Acquisition and transaction expenses	4,867	5,285	13,207	17,911
Management fees and incentive allocation to affiliate	3,558	(21)	3,562	684
Depreciation and amortization	37,456	41,366	152,917	147,740
Asset impairment	9,048	7,415	137,219	10,463
Interest expense	36,997	39,419	169,194	155,017
Total expenses	246,582	128,450	870,912	419,186

Other income (expense)
Equity in losses of unconsolidated entities	(244)	(353)	(369)	(1,403)
(Loss) gain on sale of assets, net	(2,722)	31,548	77,211	49,015
Gain (loss) on extinguishment of debt	2	—	(19,859)	(3,254)
Other (expense) income	(1)	227	207	(490)
Total other (expense) income	(2,965)	31,422	57,190	43,868
Income (loss) from continuing operations before income taxes	24,744	1,203	(105,311)	(39,735)
(Benefit from) provision for income taxes	(2,057)	2,302	5,300	3,126
Net income (loss) from continuing operations	26,801	(1,099)	(110,611)	(42,861)
Net loss from discontinued operations, net of income taxes	—	(18,680)	(101,416)	(87,845)
Net income (loss)	26,801	(19,779)	(212,027)	(130,706)
Less: Net income (loss) attributable to non-controlling interests in consolidated subsidiaries:
Continuing operations	—	—	—	—
Discontinued operations	—	(7,523)	(18,817)	(26,472)
Less: Dividends on preferred shares	6,791	6,791	27,164	24,758
Net income (loss) attributable to shareholders	$20,010	$(19,047)	$(220,374)	$(128,992)

Earnings (loss) per share:
Basic
Continuing operations	$0.20	$(0.08)	$(1.39)	$(0.75)
Discontinued operations	$—	$(0.11)	$(0.83)	$(0.68)
Diluted
Continuing operations	$0.20	$(0.08)	$(1.39)	$(0.75)
Discontinued operations	$—	$(0.11)	$(0.83)	$(0.68)
Weighted average shares outstanding:
Basic	99,566,387	99,224,907	99,421,008	89,922,088
Diluted	100,180,524	99,224,907	99,421,008	89,922,088

FTAI AVIATION LTD.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except share and per share data)
	December 31,
	2022	2021
Assets
Cash and cash equivalents	$33,565	$138,206
Restricted cash	19,500	—
Accounts receivable, net	99,443	124,924
Leasing equipment, net	1,913,553	1,855,637
Property, plant, and equipment, net	10,014	38,263
Investments	22,037	22,917
Intangible assets, net	41,955	30,962
Inventory, net	163,676	100,307
Other assets	125,834	110,337
Assets of discontinued operations	—	2,442,301
Total assets	$2,429,577	$4,863,854

Liabilities
Accounts payable and accrued liabilities	$86,452	$87,035
Debt, net	2,175,727	2,501,587
Maintenance deposits	78,686	106,836
Security deposits	32,842	40,149
Other liabilities	36,468	23,892
Liabilities of discontinued operations	—	980,255
Total liabilities	$2,410,175	$3,739,754

Commitments and contingencies

Equity
Ordinary shares ($0.01 par value per share; 2,000,000,000 shares authorized; 99,716,621 and 99,180,385 shares issued and outstanding as of December 31, 2022 and 2021, respectively)	$997	$992
Preferred shares ($0.01 par value per share; 200,000,000 shares authorized; 13,320,000 and 13,320,000 shares issued and outstanding as of December 31, 2022 and 2021, respectively)	133	133
Additional paid in capital	343,350	1,411,940
Accumulated deficit	(325,602)	(132,392)
Accumulated other comprehensive loss	—	(156,381)
Shareholders' equity	18,878	1,124,292
Non-controlling interest in equity of consolidated subsidiaries	524	(192)
Total equity	$19,402	$1,124,100
Total liabilities and equity	$2,429,577	$4,863,854

FTAI AVIATION LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)
	Year Ended December 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(212,027)	$(130,706)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Equity in losses of unconsolidated entities	46,971	12,734
Gain on sale of assets, net	(141,677)	(49,031)
Security deposits and maintenance claims included in earnings	(41,845)	(39,067)
Loss on extinguishment of debt	19,859	3,254
Equity-based compensation	2,623	4,038
Depreciation and amortization	193,236	201,756
Asset impairment	137,219	10,463
Change in deferred income taxes	2,161	(2,057)
Change in fair value of non-hedge derivatives	(1,567)	(2,220)
Amortization of lease intangibles and incentives	37,135	27,978
Amortization of deferred financing costs	19,018	21,723
Provision for credit losses	47,975	12,953
Other	(1,010)	(440)
Change in:
Accounts receivable	(65,969)	(88,872)
Other assets	(23,037)	(30,789)
Inventory	(23,267)	—
Accounts payable and accrued liabilities	(19,599)	25,079
Management fees payable to affiliate	804	1,042
Other liabilities	2,340	118
Net cash used in operating activities	(20,657)	(22,044)

Cash flows from investing activities:
Investment in unconsolidated entities	(7,344)	(54,655)
Principal collections on finance leases	2,227	7,387
Acquisition of business, net of cash acquired	(3,819)	(627,090)
Acquisition of leasing equipment	(638,329)	(572,624)
Acquisition of property, plant and equipment	(144,196)	(157,332)
Acquisition of lease intangibles	(31,127)	(24,017)
Investment in convertible promissory notes	—	(10,000)
Purchase deposit for acquisitions	(6,671)	(13,658)
Proceeds from sale of leasing equipment	408,937	158,927
Proceeds from sale of property, plant and equipment	5,289	4,494
Proceeds for deposit on sale of aircraft and engine	3,780	600
Return of purchase deposits	—	1,010
Net cash used in investing activities	$(411,253)	$(1,286,958)

	Year Ended December 31,
	2022	2021
Cash flows from financing activities:
Proceeds from debt	$813,980	$2,894,127
Repayment of debt	(1,144,529)	(1,553,231)
Payment of deferred financing costs	(18,607)	(52,739)
Receipt of security deposits	3,882	8,770
Return of security deposits	(2,141)	(1,201)
Receipt of maintenance deposits	47,846	31,507
Release of maintenance deposits	(1,471)	(20,724)
Proceeds from issuance of ordinary shares, net of underwriter's discount	—	323,124
Proceeds from issuance of preferred shares, net of underwriter's discount and issuance costs	—	101,200
Capital contributions from non-controlling interests	1,187	—
Dividend from spin-off of FTAI Infrastructure, net of cash transferred	500,562	—
Settlement of equity-based compensation	(148)	(421)
Cash dividends - ordinary shares	(128,483)	(118,009)
Cash dividends - preferred shares	(27,164)	(24,758)
Net cash provided by financing activities	44,914	1,587,645

Net (decrease) increase in cash and cash equivalents and restricted cash	(386,996)	278,643
Cash and cash equivalents and restricted cash, beginning of period	440,061	161,418
Cash and cash equivalents and restricted cash, end of period	$53,065	$440,061

Key Performance Measures

The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.

Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to shareholders from continuing operations, adjusted (a) to exclude the impact of provision for income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, dividends on preferred shares, and interest expense, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.

The following table sets forth a reconciliation of net loss attributable to shareholders to Adjusted EBITDA for the three and twelve months ended December 31, 2022 and 2021:

	Three Months Ended December 31		Year Ended December 31,
(in thousands)	2022	2021	2022	2021
Net income (loss) attributable to shareholders from continuing operations	$20,010	$(7,890)	$(137,775)	$(67,619)
Add: Provision for (benefit from) income taxes	(2,057)	2,302	5,300	3,126
Add: Equity-based compensation expense	—	—	—	—
Add: Acquisition and transaction expenses	4,867	5,285	13,207	17,911
Add: Losses on the modification or extinguishment of debt and capital lease obligations	(2)	—	19,859	3,254
Add: Changes in fair value of non-hedge derivative instruments	—	—	—	—
Add: Asset impairment charges	9,048	7,415	137,219	10,463
Add: Incentive allocations	3,489	—	3,489	—
Add: Depreciation & amortization expense (1)	44,277	47,995	190,031	175,718
Add: Interest expense and dividends on preferred shares	43,788	46,210	196,358	179,775
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	(125)	(297)	40	(1,203)
Less: Equity in losses of unconsolidated entities	244	353	369	1,403
Less: Non-controlling share of Adjusted EBITDA	—	—	—	—
Adjusted EBITDA (non-GAAP)	$123,539	$101,373	$428,097	$322,828

(1) Includes the following items for the three months ended December 31, 2022 and 2021: (i) depreciation and amortization expense of $37,456 and $41,366, (ii) lease intangible amortization of $3,654 and $1,777 and (iii) amortization for lease incentives of $3,167 and $4,852, respectively.

Includes the following items for the years ended December 31, 2022 and 2021: (i) depreciation and amortization expense of $152,917 and $147,740, (ii) lease intangible amortization of $13,913 and $4,993 and (iii) amortization for lease incentives of $23,201 and $22,985, respectively.

(2) Includes the following items for the three months ended December 31, 2022 and 2021: (i) net loss of $(244) and $(353), (ii) depreciation and amortization expense of $119 and $56, respectively.

Includes the following items for the years ended December 31, 2022 and 2021: (i) net loss of $(369) and $(1,403), (ii) depreciation and amortization expense of $409 and $200, respectively.